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                                                                   EXHIBIT 10.19

                      Form of Registration Rights Agreement
                         October 1997 Private Placement


     5.1  Registration.

          5.1.1. Demand Registration. After 120 days from the closing, the Company shall promptly initiate a registration with respect to all or a part of the Juno Common Stock (hereinafter referred to as the"Registrable Securities") underlying the Juno Preferred Stock to be received in the Share Exchange. In this respect, and in connection with all Registrable Securities, the Company will:

               (a) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, and appropriate compliance with applicable regulations issued under the Securities Act and applicable state securities laws) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities;

               (b) The holders of Registrable Securities ("Holders") shall be entitled to only one (1) registration pursuant to this Section 5.1.1 which has been declared or ordered effective by the Commission;

               (c) Such registration shall be on a Long-Form Registration or a Short-Form Registration to the extent the Company meets the applicable requirements under the Securities Act for a Short-Form Registration.

     The registration statement filed pursuant to this Agreement may, subject to the provisions of set forth below, include other securities of the Company which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, and the Company shall have the right to include securities in such registration for its own account.

     If Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as soon as possible. The right of any Holder to registration pursuant to Section 5.1.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

     If the Company shall request inclusion of its securities in any registration pursuant to Section 5.1.1, or if holders of Other Registrable Securities request such inclusion, securities of the Company and holders of Other Registrable Securities may be included in the underwriting conditioned on their acceptance of the further applicable provisions of this Section 5. The Company shall (together with


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all Holders, officers, directors, and holders of Other Registrable Securities proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Holders and acceptable to the Company (which acceptance shall not be unreasonably withheld or delayed). Notwithstanding any other provision of this Section 5.1.1, if the representative advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held of record by officers or directors (other than Other Registrable Securities) of the Company shall be excluded from such registration to the extent so required by such limitation, and if a limitation of the number of shares is still required, then the securities of the Company shall be excluded from such registration to the extent so required by such limitation and if a limitation of the number of shares is still required, then the Other Registrable Securities shall be excluded from such registration to the extent so required by such limitation, and if a limitation is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all Holders of Registrable Securities in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which such Holders requested to be included in such registration at the time of filing the registration statement. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder of Registrable Securities, Other Registrable Securities, or any officer or director who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration.

          5.1.2. Expenses of Registration . All Registration Expenses relating to the Registrable Securities incurred in connection with any registration, qualification or compliance pursuant to this Section 5 shall be borne by the Company. All Selling Expenses shall be borne by the holders of the securities so registered, pro rata on the basis of the number of their shares so registered.

          5.1.3. Registration Procedures. In the case of each registration effected by the Company pursuant to Section 5, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

               (a) Keep such registration effective for a period of one hundred eighty (180) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred eighty (180) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment, permit, in lieu of filing a post-effective amendment which (y) includes any Prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in clause (y) and


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(z) above to be contained in periodic reports filed pursuant to Section 13 or
15(d) of the Exchange Act in the registration statement;

               (b) Furnish such number of prospectuses, including a summary or a preliminary prospectus, and other documents incident thereto as each Holder from time to time may reasonably request;

               (c) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 5.1 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of the securities, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary indemnification and contribution provisions;

               (d) Use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective dale of the registration statement, an earnings statement which shall satisfy the provisions of Section 11 (a) of the Securities Act, and the rules and regulations promulgated thereunder;

               (e) Use its best efforts to list such Registrable Securities on any securities exchange on which any equity security of the Company is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

               (f) Furnish to each seller of Registrable Securities included in such registration such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by such sellers;

               (g) Make available at the Company's offices for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all financial and other records, corporate documents and properties of the Company material to such registration, and cause all of the Company's officers, directors and employees to supply all information material to such registration reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

               (h) Furnish or cause to be furnished to each seller of Registrable Securities covered by such registration statement a copy of the opinion of counsel for the Company, and a copy of the "comfort" letter signed by the independent public accounts who have certified the Company's financial statements included in the registration statement, delivered on the closing date to the underwriters of such Registrable Securities; and


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               (i)  In the event of the issuance of any stop order suspending the effectiveness of any registration statement or of any order suspending or preventing the use of any prospectus or suspending the qualification of any Registrable Securities for sale in any jurisdiction, use its best efforts promptly to obtain its withdrawal.

     5.2. Penalty for non-registration. The undersigned and the Company acknowledge that the rights preferences and privileges of the Juno Preferred Stock received in the Share Exchange shall provide that in the event that the Company fails to file, or cause Juno to file, the registration statement provided for in Section 5.1.1., then a special dividend equal to ten percent (10%) per annum, shall commence to accrue on the 121st day after the closing of the offering, and shall increase two percent (2%) per annum for every month that the registration statement has not been filed, up to a maximum of forty five percent (45%) per annum.